SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)
AMERICAN INDEPENDENCE FUNDS TRUST
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

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American Independence Funds Trust
Short-Term Bond Fund
Intermediate Bond Fund

April ~~, 2008

To Our Shareholders:

Please take note that a SPECIAL MEETING of SHAREHOLDERS (the “Special Meeting”) of the American Independence Funds Trust (the “Trust”), with respect to the Short-Term Bond Fund and Intermediate Bond Fund (each, a “Fund,” collectively, the “Funds”), will be held on April 29, 2008, beginning at 9:00 a.m. Eastern Time in the office of American Independence Financial Services, LLC, 335 Madison Avenue, New York, NY 10017. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the Special Meeting and contain the Notice of Special Meeting, proxy statement (the “Proxy Statement”) and proxy card.

As discussed in more detail in the Proxy Statement, the purpose of these Proposals is to change one of the Short-Term Bond Fund’s fundamental investment objectives and policies and to approve the addition of a second sub-adviser to the Short-Term Bond and Intermediate Bond Funds.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of each Fund (each a “Shareholder,” and collectively referred to as “Shareholders”) will be asked to:

Short-Term Bond Fund

1)	Adopt a new fundamental investment restriction concerning industry concentration for the Short-Term Bond Fund; and

Both Funds

2)	Approve an additional investment sub-advisory agreement between American Independence Financial Services, LLC and Fischer Francis Trees & Watts, Inc.

(“FFTW (NY)”), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts PTE Ltd (“FFTW (Singapore)”), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

3)	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

After careful consideration, the Board of Trustees has unanimously approved the above-referenced Proposals and recommends that Shareholders vote “FOR” the Proposals.

Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on April 29, 2008. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the envelope provided. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your vote will be counted in favor of all Proposals. If you have any questions on the Proposals before you vote, please contact the Funds at 1-646-747-3477.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Eric M. Rubin
President

American Independence Funds Trust
Short-Term Bond Fund
Intermediate Bond Fund
(each, a “Fund,” collectively, the “Funds”)

335 Madison Avenue, Mezzanine
New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on April 29, 2008

Notice is hereby given that the American Independence Funds Trust (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Short-Term Bond Fund and Intermediate Bond Fund, each a series of the Trust, on April 29, 2008 at the Funds’ offices at 335 Madison Avenue, Mezzanine, New York, NY 10017, at 9:00 am Eastern Time. During the Special Meeting, shareholders of each of the Funds (each a “Shareholder,” and collectively referred to as “Shareholders”) will vote on the following Proposals:

1)	A proposal to adopt a new fundamental investment restriction concerning industry concentration for the Short-Term Bond Fund.
2)

A proposal to approve an additional investment sub-advisory agreement between American Independence Financial Services, LLC and Fischer Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts PTE Ltd (“FFTW

(Singapore)”), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

3)	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The attached proxy statement (the “Proxy Statement”) provides additional information about this Special Meeting. Shareholders of record of a Fund as of the close of business on April 8, 2008 are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each applicable Proposal. Whether or not you plan to attend the Special Meeting in person, please vote your shares. Please read the enclosed Proxy Statement carefully before you vote.

To vote, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Eric M. Rubin
President

April ~~, 2008

American Independence Funds Trust
Short-Term Bond Fund
Intermediate Bond Fund
(each, a “Fund,” collectively, the “Funds”)

SPECIAL MEETING OF SHAREHOLDERS
to be held on April 29, 2008

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to Shareholders (each, a “Shareholder,” and collectively, the “Shareholders”) of the Short-Term Bond Fund and Intermediate Bond Fund (each a series of the American Independence Funds Trust) in connection with the Proposals. This Proxy Statement sets forth concisely the information that Shareholders should know in order to evaluate each Proposal.

The Board of Trustees (the “Board,” the members of which are referred to herein as (“Trustees”) of American Independence Funds Trust (the “Trust”) is soliciting proxies from Shareholders on behalf of these Funds, for use at the special meeting of Shareholders of the Funds, to be held in the Funds’ offices at 335 Madison Avenue, Mezzanine, New York, NY, 10017, at 9:00 a.m. Eastern Time, on April 29, 2008, and at any and all adjournments thereof (the “Special Meeting”).

The Board has fixed the close of business on April 8, 2008, as the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to Shareholders on or about April 25, 2008.

At a Board meeting held on February 22, 2008, the Board unanimously approved and recommended that you vote FOR all the Proposals.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on each Proposal.

ANNUAL AND SEMI-ANNUAL REPORT

Copies of the Funds' most recent annual and semi-annual reports, including financial statements, have been sent previously to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. Copies of the annual and semi-annual reports are available without charge upon request by writing to the American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY, 10017, by calling 1-888-266-8787, or on the Funds’ web site, www.aifunds.com. Annual and semi-annual reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSALS FOR SHAREHOLDER APPROVAL

The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with an “X” next to the Funds(s) you own.

Fund	Proposal #1	Proposal #2
Short-Term Bond Fund	X	X
Intermediate Bond Fund		X

The following Proposals will be considered and acted upon at the Special Meeting:

PROPOSALS

Short Term	1)	A proposal to adopt a new fundamental investment restriction concerning
Bond Fund		industry concentration for the Short-Term Bond Fund.
Both Funds	2)	The approval of an additional investment sub-advisory agreement
		between American Independence Financial Services, LLC and Fischer
		Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation
		and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”),
		a corporate partnership organized under the laws of the United Kingdom,
		Fischer Francis Trees & Watts PTE Ltd (“FFTW Singapore)”), a
		Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki
		Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively
		referred to as the “Sub-Adviser") on behalf of the Short-Term Bond Fund
		and Intermediate Bond Fund.
Both Funds	3)	Transact such other business as may properly come before the Special
		Meeting or any adjournment thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s “fundamental” investment policies may only be changed with shareholder approval.

If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of another Fund, the Proposal may be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal.

This Proxy Statement should be kept for future reference.

PROPOSAL 1: SHORT-TERM BOND FUND

TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION, CONCERNING INDUSTRY CONCENTRATION

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE BANKING AND FINANCE INDUSTRIES.

The Board of Trustees has approved a change to the Fund’s policy regarding concentration that would permit the Fund to invest more than 25% of its total assets in the banking and finance industry. The change in concentration policy will provide the Fund with greater flexibility to respond to future investment opportunities. Because the policy in question is considered to be a fundamental policy, the change requires shareholder approval before it can be implemented.

Each Fund is required to disclose its policy of concentrating its investments in a particular industry or group of industries under section 8(b)(1) of the Investment Company Act of 1940 (the "1940 Act"), and may not deviate from that policy unless it has obtained shareholder approval, as required by section 13(a)(3) of the 1940 Act. The Securities and Exchange Commission (the “SEC") has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments in that industry.

The Short-Term Bond Fund’s current fundamental policy concerning concentration provides that the Fund shall not:

purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The Board, including the independent Trustees, recommends permitting the Short-Term Bond Fund to concentrate its investments in the Banking and Finance industries, and, correspondingly, revising this fundamental investment limitation. A fund that concentrates its investments can invest a greater portion of its assets in a single industry or group of industries than a fund that does not. As a result, however, the Fund could be exposed to greater risk to the extent that the banking and finance industries experience adverse changes. The impact of such adverse changes on the Fund could be greater than it would be on a fund that does not concentrate its investments.

The proposed change to the investment restriction regarding concentration in the Banking and Finance industries is designed to provide the Fund with total return while maintaining a portfolio of investments in high quality debt instruments with an average duration of less than three years.

The proposed new fundamental policy concerning concentration for the Short-Term Bond Fund would read as follows:

The Short-Term Bond Fund shall not make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except the Short-Term Bond Fund may invest more than 25% of the value of its net assets in the securities of issuers that conduct their principal business activities in the banking and finance industry, including issuers of asset- and mortgage-backed securities engaged in the banking and financial services industries. This restriction does not apply to (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The proposed restriction would not change the credit quality parameters governing the Fund's investments but would provide the Adviser with additional flexibility in managing the Fund's investments while maintaining a high quality, diversified portfolio of dollar-denominated securities.

If the Funds' shareholders do not approve the proposed change to the Fund’s investment limitations, the Fund’s current concentration policies will remain in effect.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SHORT-TERM BOND FUND VOTE “FOR” THE AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE IN PROPOSAL 1.

PROPOSAL #2 BOTH FUNDS

TO APPOVE AN ADDITIONAL INVESTMENT SUB-ADVISORY AGREEMENT.

Approve an additional investment sub-advisory agreement between American Independence Financial Services, LLC and Fischer Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts PTE Ltd (“FFTW (Singapore)”), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO THE FUNDS’ APPROVAL OF AN ADDITIONAL SUB-ADVISER IN PROPOSAL 2.

BACKGROUND

American Independence Financial Services, LLC (the "Adviser") serves as the Investment Adviser of the Short-Term Bond Fund and Intermediate Bond Fund pursuant to an Advisory Agreement dated March 1, 2008. The Adviser, through its portfolio management team continuously reviews, supervises and administers the Funds’ investment program. The Adviser also provides certain administrative services necessary for the Funds’ operations. There will be no change in the duties of the Adviser as a result of the new Sub-Advisory Agreement with FFTW (“New Sub-Advisory Agreement”).

The sub-advisory agreement with American Independence Financial Counselors, LLC (“AIFC”) was approved by the Board at a meeting held on March 30, 2007 and was last approved by shareholders at a meeting held on June 28, 2007.

At a meeting of the Board held on February 22, 2008, the Board of Trustees, after careful consideration of a variety of factors (see "The Trustees Considerations" below), determined that the addition of Fischer Francis Trees & Watts as a co-sub-adviser was in the best interests of the Funds and its shareholders, and unanimously approved a Sub-Advisory Agreement between American Independence Financial Services, LLC and, Fischer Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts PTE Ltd (“FFTW (Singapore)”), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser" or “FFTW”) on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

Pursuant to their respective Sub-Advisory Agreements, both AIFC and FFTW will serve as sub-advisors to the Funds and will manage the Funds, select their investments and place all orders for purchases and sales of securities subject to the general supervision of the Board and Adviser and in accordance with the Funds’ investment objectives, policies and restrictions. AIFC and FFTW will utilize a team approach with respect to the day-to-day portfolio management of the Funds with specific individual members of the team having final authority and accountability. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The team will consist of the following individuals: David J. Marmon, Kenneth O’Donnell and Robert Campbell.

The New Sub-Advisory Agreement provides for fees payable to FFTW for its sub-advisory services at an annual rate of 0.20% . Upon approval by shareholders and implementation of this fee, AIFC will continue to waive the sub-advisory fee it is entitled to receive from the Adviser for both Funds. Consequently, the total amount of sub-advisory fees paid by the Adviser will remain the same. Since the sub-advisory fees are paid by the Adviser out of its management fee and not by the Funds, this will not impact shareholders of the Funds.

Under the terms of the Agreement, if shareholders do not approve the New Sub-Advisory Agreement of each Fund, the Board will have to determine what additional steps are in the best interests of that Fund and its shareholders.

The New Sub-Advisory Agreement is substantially identical to the Sub-Advisory Agreement with American Independence Financial Counselors, LLC (the form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.)

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT WITH AIFC.

The terms of the New Sub-Advisory Agreement are substantially identical in all material respects to the Sub-Advisory Agreement with AIFC, including the total amount of compensation paid to the sub-advisers. The following description of the New Sub-Advisory Agreement is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, as compensation for the services performed by FFTW, FFTW is entitled to receive a fee, accrued daily and paid monthly at the rate of 0.20% per annum of the aggregate average daily net assets of each Fund under management. As is the case under the existing Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that FFTW in conjunction with AIFC will manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, continuously review, supervise, and administer the investment program of the Fund, determine the securities to be purchased or sold, provide AIFS and the Trust with records concerning FFTW’s activities which the Trust is required to maintain, and render regular reports to AIFS and the Trust's officers and Board concerning FFTW’s discharge of the foregoing responsibilities. FFTW will discharge the foregoing responsibilities subject to AIFS’ oversight and the control of the officers and the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitations for the Funds set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations.

The following table sets forth for the Short-Term Bond Fund and the Intermediate Bond Fund (based on each Fund’s average daily net assets): (1) the current annual sub-advisory fee rate; (2) the aggregate amount of sub-advisory fees paid to AIFC under the current sub-advisory agreement for the fiscal year ended October 31, 2007; (3) new annual sub-advisory fee rate, assuming the proposal is approved and implemented; and (4) the aggregate amount of sub-advisory fees that would have been paid to FFTW (NY) for the fiscal year ended October 31, 2007 if the New Sub-Advisory Agreement had been in effect for that year.

Sub-Advisory
Fees Paid For
		Sub-Advisory Fees	New Sub-	Fiscal Year
		Paid For the Fiscal	Advisory Fee	Ended October
		Year Ended October	Rate (if	31, 2007 (if New-
	Current Sub -	31, 2007 Under	Proposal is	Sub-Advisory
	Advisory Fee	Current Sub-	Approved and	Agreement Had
Fund	Rate	Advisory Agreement	Implemented)	Been in Effect)*
Short-Term
Bond Fund	0.20%	$0.00	0.20%	$0.00
Intermediate
Bond Fund	0.20%	$0.00	0.20%	$0.00

*	AIFC has agreed to waive its sub-advisory fee for both Funds. As a result, the total sub-advisory fee is 0.20%.

Appendix C to this Proxy Statement includes a comparative fee table showing (i) the fees and expenses of each share class of the Short-Term Bond and Intermediate Bond Funds for the fiscal year ended October 31, 2007 and (ii) the pro forma fees and expenses of each share class of the Short-Term Bond and Intermediate Bond Funds assuming (a) implementation of the new 0.20% annual sub-advisory fee paid to FFTW; and (b) waiver of the 0.20% annual sub-advisory fee previously due to AIFC. Appendix C also includes examples of the costs of investing in the share classes of the Short-Term Bond and Intermediate Bond Funds under these scenarios.

If approved by shareholders, the New Sub-Advisory Agreement will continue in effect with respect to the Funds for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by a Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the existing Sub-Advisory Agreement with AIFC and the New Sub-Advisory Agreement with FFTW (together, the “Agreements”) provide that the sub-advisers would have no liability to the Adviser of the Funds for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements.

THE BOARD OF THE TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.

The Board has determined that the New Sub-Advisory Agreement is fair and in the best interests of the Funds’ shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The New Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on February 22, 2008. The full Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreements. In evaluating the New Sub-Advisory Agreement, the Board reviewed materials furnished by the Adviser and FFTW, including (i) information about the Adviser’s, AIFC’s, and FFTW’s personnel, operations and management of the Funds, (ii) the investment performance of FFTW; (iii) comparative data as to the Funds’ investment performance and advisory fees, and (iv) representations by FFTW that it would provide advisory and other services to the Funds of a scope and quality at least equivalent to the scope and quality of the services currently provided to the Funds.

The Board considered that Fischer Francis Trees & Watts serves as advisor to over $30 billion of assets in fixed income securities. Its size and scale and its resources with respect to fixed income and credit analysis will; enable the Funds to invest in a broader range of fixed income securities, potentially providing enhanced diversification and the opportunity for increased portfolio returns.

The Board also considered that the Funds would be co-managed by AIFC and FFTW utilizing a team approach. The Board noted that inherent in this approach is the active participation and interaction of a team of highly experienced portfolio managers, who are able to quickly react to the challenging and complex investment environment. The Board further noted that the portfolio management team draws upon the resources of 53 dedicated analysts and 15 traders, as well as the entire investment organizations of AIFC and FFTW, which is comprised of 95 investment professionals.

The Board next considered the sub-advisory fee payable to FFTW under the New Sub-Advisory Agreement. The Board noted that upon implementation of the New Sub-Advisory Agreement, pursuant to which FFTW would be entitled to sub-advisory fees at an annual rate of 0.20%, AIFC would continue to waive its sub-advisory fee. Consequently, the total amount of sub-advisory fees paid by the Adviser would remain the same. The Board also noted that shareholders would not be impacted by the arrangement because sub-advisory fees are paid by the Adviser out of its management fee and not by the Funds.

The Board also considered the terms of the New Sub-Advisory Agreement. Based upon its evaluation, the Board concluded that the Adviser's engagement of FFTW as an additional sub-adviser to the Funds has provided the Funds the access to highly effective management and advisory services and capabilities and that the addition of investment advisory services by FFTW is in the best interests of both Funds.

The Board concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Funds and their shareholders.

In order to provide for the services described above in the New Sub-Advisory Agreements, the shareholders are being asked to approve the New Sub-Advisory Agreements.

THE ADVISER AND SUB-ADVISER

Adviser

American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY, 10017, serves as the investment adviser of the Fund pursuant to an Advisory Agreement dated March 1, 2008 (the "Advisory Agreement"). The Adviser, through its portfolio management team, continuously reviews, supervises and administers the Funds investment programs. The Adviser also provides certain administrative services necessary for the Funds’ operations.

The Adviser has agreed to waive a portion of its fee in order to limit the Intermediate Bond Fund's total operating expenses to 0.86% for the Class A Shares, 1.56% for the Class C Shares and 0.56% for the Institutional Class Shares through March 1, 2009. In addition, the Adviser has agreed to waive a portion of its fee in order to limit the Short-Term Bond Fund's total operating expenses to 0.70% for the Class A Shares, 1.45% for the Class C Shares and 0.45% for the Institutional Class Shares through March 1, 2009.

The Adviser currently serves as investment manager to 11 separate portfolios of the American Independence Funds Trust, all of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Adviser by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

	Advisory Fee	Net Assets
Fund	(Before Waivers)	As of 4/8/08
Stock Fund	1.00%	$100,145,892
International Equity Fund	0.81%	$114,001,850
Intermediate Bond Fund	0.40%	$ 36,635,443
Short-Term Bond Fund	0.40%	$ 67,074,730
Kansas Tax-Exempt Bond Fund	0.30%	$184,643,209
Financial Services Fund	1.25%	$ 1,924,448
NestEgg Dow Jones 2010 Fund	0.60%	$ 7,667,969
NestEgg Dow Jones 2015 Fund	0.60%	$ 12,592,542
NestEgg Dow Jones 2020 Fund	0.60%	$ 34,301,831
NestEgg Dow Jones 2030 Fund	0.60%	$ 23,435,111
NestEgg Dow Jones 2040 Fund	0.60%	$ 23,882,989

Information About Sub-Adviser

Pursuant to shareholder approval, Fischer Francis Trees & Watts, Inc. will act as sub-adviser to the Acquiring Fund. FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") will serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed-income portfolios. The Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

The day-to-day management of the Funds will be handled by Fischer Francis Trees & Watts (the investment adviser to the FFTW Funds) in their capacity as a sub-adviser in conjunction with AIFC. The biographical information for each portfolio manager of FFTW is set forth below.

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and Multi-Sector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

The directors and executive officers of FFTW and their positions during the past two years are as follows:

Olcay, Onder, John	Vice Chairman of Board of Directors, CAC/FFTW, Managing Director/FFTW
Casper, Stephen, Paul	Chief Executive Officer of CAC and Chairman of Board of Directors, CAC
Marmon, David, Jay	Managing Director of FFTW
Akant, Adnan	Managing Director of FFTW
Meister, Robin, Sue	Chief Legal Officer, Chief Compliance Officer, Managing Director of CAC/FFTW
Diao, Roy, Weichien	Managing Director of FFTW
Wyne, Michael, Louis	Managing Director of FFTW
Hazell, Deborah	Chief Executive Officer of FFTW and Member of Board of Directors of CAC/FFTW
Carey, John, Patrick	Managing Director of FFTW
Glicenstein, Gilles	Vice Chairman of Board of Directors, CAC/FFTW
Trongone, Jeff	Chief Financial Officer of FFTW, Member of Board of Directors of CAC/FFTW
Lapomme, Pierre, Marc	Member of Board of Directors of CAC/FFTW
Biville, Pascal	Member of Board of Directors of CAC/FFTW
De Froment, Guy	Member of Board of Directors of CAC/FFTW
Hollander, Richard, Scott	Member of Board of Directors of CAC/FFTW
Kausik, Barua	Managing Director of FFTW
Odonnell, Kenneth	Managing Director of FFTW
Chaput, Nicolas	Managing Director of FFTW
Cauberghs, Alan, Hendrik	Managing Director of FFTW

THE UNDERWRITER AND ADMINISTRATOR

The Funds’ principal underwriter is Foreside Distribution Services, L.P. (the "Underwriter"), Ground Floor, Two Portland Square, Portland, Maine 04101. American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, New York 10017, serves as the Funds’ Administrator and Vastardis Financial Services LLC, 41 Madison Avenue, New York, New York 10010, serves as the Funds’ Sub-Administrator.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of a Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment. A favorable vote of a “majority of the outstanding voting securities” of the applicable American Independence Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable American Independence Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote.

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

As of the close of business on April 8, 2007, INTRUST Bank owned of record 96.70% and 93.71% of the shares of the Short-Term Bond Fund and the Intermediate Bond Fund, respectively, and thus may be deemed to control the Funds. As owner of more than 50% of each Fund's shares, INTRUST will be able to cast the deciding vote on the Proposal. To the knowledge of management, at the close of business as of April 8, 2008, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of each of the Funds. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by American Independence Financial Services, LLC and Fischer Francis Trees & Watts, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent Shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at American Independence Funds, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY, 10017. Proposals must be received a reasonable time before the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to any Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017, Attention: Secretary. Upon receipt, all such Shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of a Fund is entitled to one vote on each Proposal affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any Shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted. Holders of record of the shares of each Fund at the close of business on April 8, 2008, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Special Meeting with respect to the Fund. As of April 8, 2008, the following numbers of shares of each series of the Funds were outstanding:

Fund	Number of Shares Outstanding
Short-Term Bond Fund	6,548,384.703
Intermediate Bond Fund	3,507,104.665

Voting Requirement

Proposals 1 and 2 require the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Special Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will effectively be a vote “against” Proposals 1 and 2. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

OWNERSHIP OF THE FUNDS

Appendix B sets forth the beneficial owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of April 8, 2008, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Appendix B.

The Trustees and officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

American Independence Financial Services, LLC and Fischer Francis Trees & Watts will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic or oral communication by officers and service providers of the Trust, who will not be paid for these services.

SERVICE PROVIDERS

Investment Adviser and Administrator

American Independence Financial Services, LLC (the “Adviser”), a Delaware limited liability company, has served as investment adviser to the Funds since March, 2006. The Investment Adviser is located at 335 Madison Avenue, Mezzanine, New York, NY, 10017. The Investment Adviser has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Board. It also provides the Funds with ongoing management supervision and policy direction. The Adviser also performs administrative services to the Funds pursuant to an Administration Agreement.

Underwriter and Sub-Administrator

The Fund's principal underwriter is Foreside Distribution Services, L.P. (the "Underwriter"), Ground Floor, Two Portland Square, Portland, Maine 04101. American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, New York 10017, serves as the Funds’ Administrator and Vastardis Financial Services LLC, 41 Madison Avenue, New York, New York 10010, serves as the Funds’ Sub-Administrator.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

If you would like a copy of the most recent Annual Report free of charge, visit the Funds’ web site at www.aifunds.com, call 1-888-266-8787, or write the Trust at American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York, NY 10017.

By Order of the Board of Trustees,

Eric M. Rubin
President

~~~~~~~~, 2008

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A

SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ________day of ____________, 2008 by and between American Independence Financial Services, LLC (the "Adviser"), and FISCHER FRANCIS TREES & WATTS, INC. ("FFTW (NY)"), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS ("FFTW (UK)"), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD ("FFTW (Singapore)"), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA ("FFTW (Japan)"), a Japanese corporation (the "Agreement") (collectively referred to as the "Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (" 1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the Short-Term Bond Fund and Intermediate Bond Fund (the 'Funds"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Funds;

WHEREAS, the Trust's agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

(1) Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Funds' assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Funds, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Funds set forth in the Trust's current registration statement as amended from time to time, any written guidelines adopted by the Trustees (any such guidelines will be attached hereto as Schedule A) and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Funds' assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

(2) Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Funds securities for the Funds and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. The Sub-Adviser has authority to review and execute all industry agreements with banks, brokers, dealers and other financial intermediaries necessary to perform its duties under this Agreement. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds transactions as they may reasonably request.

(3) Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

(4) Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

(5) Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

(6) Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

(7) Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31 a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

(8)	Liability of Sub-Adviser.
(a)

Neither the Sub-Adviser, nor its officers, employees, affiliates and subsidiaries shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)

In no event will the Sub-Adviser have any responsibility for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(9) Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio.

(10) Nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, employees, affiliates, or subsidiaries from buying, selling, or trading in any securities for its or their own account or accounts. Advisor acknowledges that the Sub-Adviser and its officers, employees, affiliates, or subsidiaries and its other clients may at any time have, acquire, increase, decrease, or dispose of positions in investments that are at the same time being acquired or disposed of for the account of the Company. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment that the Sub-Adviser, its officers, employees, affiliates, or subsidiaries may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

(11) Anti-Money Laundering Cooperation. Advisor agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulations, including but not limited to that of the United States and the United Kingdom. In addition, the Advisor agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

(12) Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

(13) Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will

(14) The Sub-Adviser has provided the Advisor with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments to the Advisor at least annually.

(15) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

FISCHER FRANCIS TREES & WATTS, INC.	AMERICAN INDEPENDENCE
FINANCIAL COUNSELORS, LLC
FISCHER FRANCIS TREES & WATTS
FISCHER FRANCIS TREES & WATTS,
(Singapore) PTE LTD
FISCHER FRANCIS TREES & WATTS, LTD
KABUSHIKI KAISHA
By:	By:
Title: Robin S. Meister	Title:
Chief Legal and Risk Officer
Managing Director	AMERICAN INDEPENDENCE
FINANCIAL SERVICES, LLC
By:
Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
American Independence Financial Services, LLC
and
Fischer Francis Trees & Watts, Inc.
Fischer Francis Trees & Watts
Fischer Francis Trees & Watts, (Singapore) PTE LTD
Fischer Francis Trees & Watts Ltd Kabushiki Kaisha Services, LLC

For the

Ultra Short Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
International Bond Fund
Global Inflation-Indexed Hedged Fund
U.S. Inflation-Indexed Fund

American Independence Financial Services, LLC shall pay compensation to Fischer Francis Trees & Watts, Inc. pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

Ultra Short Bond Fund	0.15% per annum
Short-Term Bond Fund	0.20% per annum
Intermediate Bond Fund	0.20% per annum
International Bond Fund	0.20% per annum
Global Inflation-Indexed Hedged Fund	0.20% per annum
U.S. Inflation-Indexed Fund	0.20% per annum

In the event that investment advisory fees charged by the Investment Adviser are waived, deferred or reduced, then sub-advisory fees payable by such Fund in accordance with this Schedule shall be waived, deferred or reduced by 35% of the total of such waiver. Such fee reduction, if applicable, shall be applied on a monthly basis at the time each payment of sub-advisory fees is due hereunder. Further, if the fees payable to the Sub-Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs

Dated: _____________________, 2008

APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of April 8, 2008, the following persons owned of record or beneficially 5% or more of the following Funds:

SHORT TERM BOND CLASS A
RIDGE CLEARING AND OUTSOURCING	9,560.2290	66.11%
FBO 421-90151-14
2 JOURNAL SQ PLAZA
JERSEY CITY NJ 07306-4001
RIDGE CLEARING AND OUTSOURCING	1,447.8760	10.01%
FBO 420-00357-17
2 JOURNAL SQ. PLAZA
JERSEY CITY NJ 07306-4001
RICHARD A WEDEMEYER &	1,075.3420	7.44%
JANE Y WEDEMEYER COMM PROP
78 SUMMIT RD
RIVERSIDE CT 06878-2127
RIDGE CLEARING AND OUTSOURCING	1,048.2560	7.25%
FBO 421-90145-13
2 JOURNAL SQ PLAZA
JERSEY CITY NJ 07306-4001
SHORT TERM BOND CLASS C
MG TRUST COMPANY CUST FBO	1,304.2890	100.00%
BECK'S TURF INC 401 K PLAN
700 17TH ST STE 300
DENVER CO 80202-3531
INTERMEDIATE BOND CLASS A
RICHARD A WEDEMEYER &	1,066.0700	73.39%
JANE Y WEDEMEYER COMM PROP
78 SUMMIT RD
RIVERSIDE CT 06878-2127
MG TRUST COMPANY CUST FBO	386.5690	26.61%
ARRIVATO ADVISORS LLC RETIREMENT
BIN#07C34924
700 17TH ST STE 300
DENVER CO 80202-3531
INTERMEDIATE BOND CLASS C
NO SHAREOWNERS SELECTED

SHORT-TERM BOND INSTITUTIONAL
MARIL & CO FBO NJ	3,871,169.4780	59.26%
C/O MARSHALL & ILSLEY TRUST COMPANY N A
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
MITRA & CO FBO NJ	2,297,775.1350	35.17%
C/O MARSHALL & ILSLEY TRUST COMPANY N A
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
ATTN MUT FUNDS 11270 W PARK PL	355,272.5750	5.44%
NFS LLC FEBO MARSHALL & ILSLEY TRUST CO
FBO INTRUST BNK NJ DLY RCRDKPG, STE 400
MILWAUKEE WI 53224
INTERMEDIATE BOND INSTITUTIONAL
MARIL & CO FBO NJ	1,971,114.5550	56.23%
C/O MARSHALL & ILSLEY TRUST COMPANY N A
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
MITRA & CO FBO NJ	1,293,912.5200	36.91%
C/O MARSHALL & ILSLEY TRUST COMPANY N A
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
ATTN MUT FUNDS 11270 W PARK PL	234,464.6500	6.69%
NFS LLC FEBO MARSHALL & ILSLEY TRUST CO
FBO INTRUST BNK NJ DLY RCRDKPG, STE 400
MILWAUKEE WI 53224

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

APPENDIX C

The following tables show (i) the fees and expenses of each share class of the Short-Term Bond and Intermediate Bond Funds for the fiscal year ended October 31, 2007 and (ii) the pro forma fees and expenses of each share class of the Short-Term Bond and Intermediate Bond Funds assuming (a) implementation of the new 0.20% annual sub-advisory fee paid to FFTW; and (b) waiver of the 0.20% annual sub-advisory fee previously paid to AIFC.

SHORT-TERM BOND FUND FEES AND EXPENSES
	Current	New Fees	Current	New Fees and	Current Fees	New Fees and
	Fees and	and	Fees and	Expenses (if	and	Expenses (if
	Expenses	Expenses (if	Expenses	Proposal is	Expenses	Proposal is
	Fee for	Proposal is	Fee for	Approved	Fee for	Approved
	Class A	Approved	Class C	and	Institutional	and
	Share	and	Share	Implemented)	Share	Implemented)
		Implemented)		for Class C		for
		for Class		Shares		Institutional
		A Shares				Shares
Shareholder
Transaction
Fees
Maximum
deferred sales
Charge	None	None	1.00%	1.00%	None	None
Maximum sales
charge imposed
on purchases	2.25%	2.25%	None	None	None	None
Annual Fund
Operating
Expenses
Management
Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution
(12b-1) and
Service Fees	0.50%	0.50%	1.00%	1.00%	None	None
Other Expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.37%
Total Annual
Fund Operating
Expenses
Before
Reductions	1.50%	1.50%	2.00%	2.00%	1.00%	0.77%
Expense
Reductions	-0.80%	-0.80%	-0.55%	-0.55%	-0.32%	-0.32%
Net Expenses	0.70%	0.70%	1.45%	1.45%	0.45%	0.45%

INTERMEDIATE BOND FUND FEES AND EXPENSES
	Current	New Fees and	Current	New Fees and	Current Fees	New Fees and
	Fees and	Expenses (if	Fees and	Expenses (if	and	Expenses (if
	Expenses	Proposal is	Expenses	Proposal is	Expenses	Proposal is
	Fee for	Approved	Fee for	Approved	Fee for	Approved
	Class A	and	Class C	and	Institutional	and
	Share	Implemented)	Share	Implemented)	Share	Implemented)
		for Class A		for Class C		for
		Shares		Shares		Institutional
						Shares
Shareholder
Transaction
Fees
Maximum sales
charge imposed
on purchases	4.25%	4.25%	None	None	None	None
Maximum
deferred sales
Charge	None	None	1.00%	1.00%	None	None
Annual Fund
Operating
Expenses
Management
Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution
(12b-1) and
Service Fees	0.50%	0.50%	1.00%	1.00%	None	None
Other Expenses	0.59%	0.59%	0.59%	0.59%	0.46%	0.46%
Total Annual
Fund Operating
Expenses
Before
Reductions	1.49%	1.49%	1.99%	1.99%	0.86%	0.86%
Expense
Reductions	-0.63%	-0.63%	-0.43%	-0.43%	-0.30%	-0.30%
Net Expenses	0.86%	0.86%	1.56%	1.56%	0.56%	0.56%

The examples that follow are intended to help you compare the cost of investing in Class A, Class C, and Institutional shares of the Short-Term Bond and Intermediate Bond Funds — under the current Sub-Advisory Agreement with AIFC and the New Sub-Advisory Agreement with FFTW — to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has an average annual return of 5%, and that you reinvest all dividends and distributions. This is only an example; actual expenses may be different.

EXAMPLES OF EXPENSES UNDER THE CURRENT SUB-ADVISORY AGREEMENT

Short-Term Bond Fund - Current Fees and Expenses:
	1 Year	3 Years	5 Years	10 Years
Class A	$295	$612	$951	$1,908
Class C
Without redemption fee	$148	$574	$1,027	$2,283
With redemption fee	$251	$574	$1,027	$2,283
Institutional Class	$46	$144	$252	$942

Intermediate Bond Fund - Current Fees and Expenses:
	1 Year	3 Years	5 Years	10 Years
Class A	$509	$817	$1,146	$2,077
Class C
Without redemption fee	$159	$583	$1,033	$2,282
With redemption fee	$262	$583	$1,033	$2,282
Institutional Class	$57	$272	$505	$1,174

EXAMPLES OF EXPENSES UNDER THE NEW SUB-ADVISORY AGREEMENT

Short-Term Bond Fund – New Fees and Expenses:
	1 Year	3 Years	5 Years	10 Years
Class A	$295	$612	$951	$1,908
Class C
Without redemption fee	$148	$574	$1,027	$2,283
With redemption fee	$251	$574	$1,027	$2,283
Institutional Class	$46	$144	$252	$942

Intermediate Bond Fund - New Fees and Expenses:
	1 Year	3 Years	5 Years	10 Years
Class A	$509	$817	$1,146	$2,077
Class C
Without redemption fee	$159	$583	$1,033	$2,282
With redemption fee	$262	$583	$1,033	$2,282
Institutional Class	$57	$272	$505	$1,174

[Shareholder Name]
[Title [if applicable]
[Address]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS April 29, 2008

American Independence Funds Trust
Short-Term Bond Fund
Intermediate Bond Fund
(each, a “Fund,” collectively, the “Funds”)

This proxy is solicited on behalf of the Board of Trustees of American Independence Funds Trust, on behalf of the Fund, each a separate series of American Independence Funds Trust. The undersigned hereby appoints John Pileggi, Eric Rubin and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the special meeting of Shareholders to be held at 9:00 a.m. Eastern time, on April 29, 2008, at the Fund’s offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the Proposal, with discretionary power to vote upon such other business as may properly come before the Special Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Date: _______________, 2008
Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

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YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1) To adopt a new fundamental investment restriction concerning industry concentration for the Short-Term Bond Fund;

FOR |_| AGAINST |_| ABSTAIN |_|

Your Board of Trustees recommends that you vote "FOR" Proposal 2.

(2) To approve an additional investment sub-advisory agreement between American Independence Financial Services, LLC and Fischer Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts PTE Ltd (“FFTW (Singapore)”), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha Kaisha (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

(3) To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE.

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